TON Strategy Co.

CHAIRMAN’S MESSAGE

SEPTEMBER 2025

DISCLAIMER

TON Strategy Company (the “Company”) is making this presentation (“Presentation”) available in connection with a message given by its Executive Chairman that is being made available on the Company’s website. The message and this Presentation should be considered together. This Presentation does not purport to be all-inclusive or to contain all the information that investors may desire or require. Investors are encouraged to conduct their own analysis and review of information contained in this Presentation as well as important additional information that the Company files with the Securities and Exchange Commission (“SEC”) through the EDGAR system at www.sec.gov and makes available on its website at www.tonstrat.com.

In giving this Presentation, neither the Company nor its advisers and/or agents undertake any obligation to provide investors with access to any additional information or to update this Presentation or any additional information or to correct any inaccuracies in any such information which may become apparent, except as required by law.

Forward-Looking Statements

This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the Company’s Toncoin holdings, its TON treasury strategy and the execution thereof, potential staking activities, the Company’s strategic plans for 2025 and 2026, potential listings of Toncoin, Telegram’s user base, the future of blockchains and The Open Network’s (“TON”) growth potential. Forward-looking statements are statements that are not historical facts and may be identified by words such as “plans”, “targets”, “aims”, “believes”, “expects”, “anticipates”, “intends”, “estimates”, “will”, “may”, “continues”, “should” and similar expressions. Forward-looking statements are based on current expectations, estimates, forecasts, and projections, as well as management’s beliefs and assumptions. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially, and reported results should not be considered as an indication of future performance. Important factors that may affect actual results or outcomes include, but are not limited to: the potential impact of market and other general economic conditions; the ability of the Company to successfully execute its business plan, including risks related to Toncoin and the digital asset industry; the Company’s implementation of its TON treasury strategy and its ability to achieve the intended benefits thereof, including its capital allocation policy and share buyback program, among others; the Company’s ability to manage growth effectively; changes in regulations affecting the Company’s business; the effectiveness of the Company’s data security controls in the event of a cybersecurity incident; and other risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 filed with the SEC, and in the Company’s subsequent filings with the SEC. All statements other than statements of historical fact included in this Presentation are forward-looking statements. These forward-looking statements speak only as of the date of this Presentation. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.

Industry and Statistical Data

To the extent available, the industry, market and competitive position data contained in this Presentation comes from official or third party sources. Third party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliable, but that there is no guarantee of the accuracy or completeness of such data. While the Company reasonably believes that each of these publications, studies and surveys has been prepared by a reputable source, it has not independently verified the data contained therein. In addition, certain of the industry, market and competitive position data contained in this Presentation comes from the Company’s own internal research and estimates based on the knowledge and experience of the Company’s management in the markets in which the Company operates. While the Company reasonably believes that such research and estimates are reasonable and reliable, they, and their underlying methodology and assumptions, have not been verified by any independent source for accuracy or completeness and are subject to change. Accordingly, undue reliance should not be placed on any of the industry, market or competitive position data contained in this Presentation.

Trademarks

All trademarks, service marks and trade names appearing in this Presentation are the property of their respective owners.

No Offer or Solicitation

This Presentation does not constitute or form part of any offer to sell or issue, or invitation to purchase or subscribe for, or any solicitation of any offer to purchase or subscribe for, any securities of the Company, nor shall there be any sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

TON Strategy Co.

Building the Premier Public Company around the $TON & Telegram Ecosystem

TABLE OF CONTENTS

TON Strategy Co.

OUR THESIS BEHIND TON STRATEGY CO. (NASDAQ: $TONX)

A COMPELLING OPPORTUNITY

COMPELLING STANDALONE THESIS FOR $TON

1. FIRST & LARGEST LISTED PERMANENT CAPITAL VEHICLE FOR $TON – "WINNER TAKES MOST"

2. MORE DOMINANT THAN ANY OTHER LISTCO FOR ITS RESPECTIVE DIGITAL ASSET ECOSYSTEM

3. STAKING REVENUE & CASH FLOW OPPORTUNITIES

4. WORLD-CLASS BACKERS, BoD & MANAGEMENT

5. LOW mNAV / MARKET CAP OPPORTUNITY [3]

1. **TON's exclusive partnership** with **Telegram**, powering its digital economy of >1Bn users [1]
2. **Proven use cases:** stablecoins, payments, digital goods, B2B Telegram platforms
3. Token market cap **>60% below ATH**,[2] **~67x smaller than ETH** and **~14x smaller than SOL** [4]
4. Just **entering** the **US market**
5. **"Super App" potential - Asia**

1) Backlinko as of March 2025 / https://backlinko.com/telegram-users
2) Coingecko current $TON price of $3.13 as of Sept 4, 2025 relative to all-time high of $8.25 June 15, 2024
3) Relative to select competitors' median MNAV
4) Source: Coingecko as of Sept 4, 2025

$TONX - KEY STRATEGIC PARTNERS AND INVESTORS

KINGSWAY CAPITAL
Vy Capital
Ribbit Capital
Blockchain.com
GRATICULE ASSET MANAGEMENT ASIA

TOP
galaxy
PANTERA
DCG
CMCC Global
kraken
MEXC Ventures

FALCONX
tvm ventures
HIVEMIND
arrington CAPITAL
ParaFi
PRIMITIVE
Kenetic

ORBS
BitGo
animoca BRANDS
LUXOR CAPITAL
uncap
PACIFIC COAST CAPITAL THE WAVE TO PROSPERITY

KINGSWAY AMONG OTHER PIPE PARTICIPANTS ARE LOCKED UP TO TWELVE MONTHS (1)

1) Kingsway Capital has agreed to lock its PIPE allocation for twelve months post transaction. Certain others are subject to lockup restrictions whereby they agreed not to sell or transfer the purchased securities for six to 12 months from the signing of the Subscription Agreement (subject to customary exemptions), or in excess of 12 months.

KEY EVENTS TO DATE

Pre-transaction

AUG 5	AUG 7	AUG 7	AUG 8	AUG 21	SEPT 2	SEPT 3
Public support from Telegram Founder(1)	Appt. of new directors(2)	$558M PIPE Transaction closed(3)	Up to $1B ATM(4) authorized	Total treasury asset update: >$780M(5)	Ticker Change to $TONX(6)	Buyback approved of up to $250M(7)

TON Strategy Co. has sustained significant momentum since the PIPE transaction

1) Pavel Durov's X account https://x.com/durov;
2) and 3) Verb Technology 8-K SEC filings, Aug 7, 2025
4) Verb Technology S3-ASR SEC filings, Aug 8, 2025
5) Verb Technology 8-K SEC filings, Aug 21, 2025
6) Announced in Verb Technology 8-K SEC filings, Aug 29, 2025, effective September 2, 2025
7) TON Strategy Company 8-K SEC filing, Sept 3, 2025

GROWING LIST OF EXCHANGES PROVIDING SPOT $TON

ACTIVE LISTINGS [1]

BINANCE
kraken
BYBIT
OKX
Bitget
Revolut
crypto.com
Blockchain.com
MEXC
KUCOIN
bithumb
Gate.io
BtcTurk
Bitso

NEW LISTINGS [2]

Robinhood
nexo
ZenGo

Listed since August 2025

POTENTIAL LISTINGS [3]

coinbase
phantom
UPBIT
GEMINI

And more to come…

1) Source: Coingecko as of September 1, 2025
2) Source: Robinhood (August 29, 2025); NEXO (August 19, 2025) , ZenGo (August 5, 2025)
3) Based on Company beliefs and expectations

TABLE OF CONTENTS

TON Strategy Co.

TELEGRAM: AN “N OF 1” ASSET WITH AN “N OF 1” FOUNDER

Pavel Durov

Founder/CEO of Telegram


12:48
25.379

#1
Crypto messaging platform[(1)]

#1
App by Monthly Downloads in App Store[(2)]

Exclusive commercial partnership: TON blockchain integration inside Telegram[(3)]

1B+
Monthly Active Users[(4)]

#6
App globally by monthly active users[(5)]

15B+
Daily Messages Exchanged YTD 2025[(6)]

1) Coingecko Survey 2024, Statista active user data, Feb 2025
2) Explodingtopics as of April 2025
3) Affmaven as of May 2025

4) Backlinko as of March 2025
5) Explodingtopics as of April 2025
6) Affmaven as of May 2025

TELEGRAM FOUNDER: TON POWERING OUR DIGITAL ECONOMY

TON Strategy Co.

Pavel Durov

Founder/CEO of Telegram



"TON (The Open Network) is an infinitely scalable blockchain that we helped develop years ago to meet the needs of Telegram's 100s of millions of users. Today, TON is the economic backbone of Telegram - much like a national currency powers a country's economy."

Pavel Durov on X

Source: Pavel Durov, x.com/durov, August 6, 2025

DEEPENING INTEGRATION BETWEEN TON AND TELEGRAM

We believe "TON inside Telegram" will allow leveraging the power of network effects: more utility means more users, usage, developers, DApps, and ultimately more value ($/TON) (1)

Monthly Active Users	Daily Signups	Daily Users	Retention Rate
>1 Billion	**~2.5 Million**	**~46% MAU**	**~60%**
As of Feb 2025	New users signed up every day from Q2-Q4 2024	Almost half of monthly users open the app daily	6 months retention by unique phone numbers, Q1 2025

Telegram User Base Growth



1,000M
800M
600M
400M
200M
0M
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
20 million
1.3 billion
Monthly Active Users
in 4 years since Q1 2021
x2
High Engagement
Sessions
21 / day
per user 2024
High Engagement
Time Spent
41 min / day
per user 2024

Source: Telegram
1) Based on Company beliefs and expectations

DEEPENING INTEGRATION BETWEEN TON AND TELEGRAM

TON Foundation aims to onboard 30% of active Telegram users to TON in the next 3 to 5 years (2)



1,500M
1,000M
500M
0M
“We’re already seeing early traction, and we believe this is the gateway to onboarding millions.”
Martin Masser, Head of Growth, TON Foundation(1)
500M+
2.5M
2021
2022
2023
2024
2025E
2028E
Telegram MAU (M)(2)
Active TON Users(2)

1) Blockchainreporter as of June 2025
2) Token2049 presentation

CONSUMER USE CASES

WALLET

Send, receive, and manage crypto directly within the app



Back
Dedbearz
mini app
TON WALLET
Connect your TON Wallet
PURCHASE SOULS
30K
Buy For
0.05
1L
Buy For
0.15
5L
Buy For
0.5

STABLECOINS

Save and earn interest, pay with cards, send money abroad and P2P transfers



22:51:45
52%
Wallet
Wallet Earn
Earn APY on your USDT
You deposited
0 USDT
of 3,000 USDT
APY
25%
until Jun 7
Top Up
Rewards
You have earned
33.805592399 TON ≈ 207.93 EUR
Available for claim: 0 TON
Claim rewards
Minimum claim amount is 1 TON.

DIGITAL ASSETS

Usernames, phone numbers, gifts, stickers, gaming, content monetization



FRAGMENT
Connect TON
Usernames
Numbers
Gifts
New
Stars
Premium
Buy and Sell Collectible Numbers
Trade IDs not tied to a SIM card which allow logging into Telegram with your blockchain account. These numbers only work on Telegram. Learn more ›
All 136,566 numbers sold out in December 2022. Now, you can only buy from an existing owner.
+888 Enter a phone number...
Auctions
Auction
Price
Collectible Number
Minimum bid
+888 0807 0605
Resale
2,451
+888 0831 2929
Resale
1,010
+888 0391 9757
Resale
838
+888 0579 1986
Resale
800
+888 0246 7595
Resale
788

BUSINESS USE CASES

ADS PLATFORM

Integrated platform to assist creators to monetize the attention economy



9:41
Magnetto | Digital Marketing Age...
7 959 subscribers
to reach active, niche communities. But here's the catch: its unique ad system works differently from other platforms — and even small mistakes can lead to big losses.
In our latest guide, we break down the top mistakes to avoid — and show you exactly how to run high-performing Telegram Ads campaigns that actually convert.
A few highlights:
Why targeting several channels at once kills performance
AD
Magnetto | Digital Marketing Agency
Magnetto.com
Already in TMA? Get top-tier Telegram traffic that actually converts. Join Magnetto & scale smarter
OPEN

MINI APP PLATFORM

Superior discoverability
Developers paid in $TON



9:41
Close
Telegram Apps Center
mini app
Search
The Open League
Games
Utilities
Recently Opened
Bownce
MadMart
Gakko
Major
Notcoin
NEW
Fresh in minutes
Get everything you need, exactly when you need it.
MadMart
Fast delivery grocery store
OPEN
Trending This Week
See All

BOT PLATFORM

Digital assets tokenized on TON, including emojis, stickers and NFTs



9:41
Gmail Bot
bot
Today
What can this bot do?
With this bot you can get your new emails without leaving Telegram.
Reply to an email in this chat using Telegram's 'Reply' function to send your reply via email.
/start 20:07
Dan <dan@mail.org>
Friday Meeting
Are we still on for 13:00 or do you need to reschedule?
20:08
Reply
FWD
Menu
Message

TON Strategy Co.

VIDEO REPLAY


9:41
We are going to a concert in Paris! 9:41
Cool, you bought the tickets!
How much do I owe you for them? 9:41
Whatever you think they're worth 9:41
$10
10 USDT
Wallet
Crypto transfer
Start using Wallet to send crypto to your contacts
OPEN WALLET
Unexpected! 9:41
Message
Ta-da!

Source: TON Foundation

TON Strategy Co.

VIDEO REPLAY


Pavel Durov
now
You drop fire. I drop code. Together we break the internet.

Source: SnoopDoggTV

TON: SOLVING BLOCKCHAINS' "CHICKEN & EGG" PROBLEM

THE TON X TELEGRAM PARTNERSHIP CREATES A GATEWAY TO ONBOARD BILLIONS OF USERS [1]

Blockchains of today [2]	Blockchains of tomorrow [2]
- Focus on tech, not UI/UX	+ Focus on utility, UI & UX
- Little to no real-world use cases	+ Clear real world use cases
- Too complex for mass adoption	+ Simple onboarding
- Little to no native distribution	+ Massive >1Bn user distribution
- ~60 million active crypto users[3]	+ True mass adoption

Source: TON Foundation, a16z
1) Based on Company beliefs and expectations
2) TON Foundation presentation September 18, 2023 at NFTScan 2023 conference
3) a16z Big Ideas in Tech 2025 Report; Assuming top-end of estimated range of adoption (10%) on estimated number of crypto holders

TON Strategy Co.

TABLE OF CONTENTS

TON STANDS AT A STRATEGIC INFLECTION POINT WITH SUBSTANTIAL GROWTH POTENTIAL

$TON'S MARKET CAP IS SIGNIFICANTLY SMALLER THAN ETH AND SOL

***"TON's backing by Telegram's distribution capability is an advantage that no public chain* can replicate."**

Manuel Stotz, Exec. Chairman, TON Strategy Co.


~67x $TON's Market Cap
$538bn
~14x $TON's Market Cap
$114bn
$8bn
TON
Solana
Ethereum

Source: Coinmarketcapcap as of August 1, 2025

MAG 7 THESIS APPLIED TO DIGITAL ASSET TREASURIES

Case Study: Market Comparison of Leading Companies


Meta
Tencent
ethereum
ByteDance
xAI
SOLANA
reddit
$0B
$500B
$1,000B
$1,500B
$2,000B

Source: Yahoo Finance and CoinGecko, as of September 04, 2025

TABLE OF CONTENTS

TON Strategy Co.

OUR THESIS BEHIND TON STRATEGY CO. (NASDAQ: $TONX)

A COMPELLING OPPORTUNITY

COMPELLING STANDALONE THESIS FOR $TON

1. FIRST & LARGEST LISTED PERMANENT CAPITAL VEHICLE FOR $TON – "WINNER TAKES MOST"

2. MORE DOMINANT THAN ANY OTHER LISTCO FOR ITS RESPECTIVE DIGITAL ASSET ECOSYSTEM

3. STAKING REVENUE & CASH FLOW OPPORTUNITIES

4. WORLD-CLASS BACKERS, BoD & MANAGEMENT

5. LOW mNAV / MARKET CAP OPPORTUNITY [3]

1. **TON's exclusive partnership** with **Telegram**, powering its digital economy of >1Bn users [1]
2. **Proven use cases:** stablecoins, payments, digital goods, B2B Telegram platforms
3. Token market cap **>60% below ATH**,[2] **~67x smaller than ETH** and **~14x smaller than SOL** [4]
4. Just **entering** the **US market**
5. **"Super App" potential - Asia**

1) Backlinko as of March 2025 / https://backlinko.com/telegram-users
2) Coingecko current $TON price of $3.13 as of Sept 4, 2025 relative to all-time high of $8.25 June 15, 2024
3) Relative to select competitors' median MNAV
4) Source: Coingecko as of Sept 4, 2025

TON STRATEGY CO. UNRIVALLED DOMINANCE IN OUR ECOSYSTEM

MARKET SHARE LEADS TO MARKET IMPACT

"**Winner takes most**" due to economies of scale in access to capital

+

Leader has potential for **higher market premium**, **cheaper access to capital**

=

Potential to compound lead

Proportion of total supply held by DATs



4.23%
3x
Median TON Strategy Co. Multiple Over Other DATs
3.20%
0.37%
0.41%
0.69%
1.55%
0.37%
TON Strategy Co.
Strategy
upexi
The Ether Machine (1)
SHARPLINK
BitMine Immersion Technologies

Source: Coingecko.com as of September 4, 2025

1) Assumes $407M of capital raised will be used for additional Ethereum acquisitions

TON STRATEGY CO. GENERATING REVENUE FROM THE START WITH LEAN OPERATIONS

ABILITY TO GENERATE HIGH REVENUES FROM STAKING ALONE,
AHEAD OF ANY DELEGATED STAKING CAPABILITIES BUILT

Illustrative example

TON Strategy Co.

217M
$TON (1)

4.15%(2)
Staking Yield

$36M (at $4/TON)
$45M (at $5/TON)
Annual Revenues (3)

1) 217 M $TON based on approximate balance sheet figure derived from disclosures in Company 8-K SEC FILING on August 21, 2025
2) 4.15% annual percentage staking yield is generated from blockchain rewards in securing the TON proof of stake network and paid in kind. Yield figure is indicative of typical rates and subject to variation.
3) Assumes 217M TON fully staked at estimated APY

TABLE OF CONTENTS

TON Strategy Co.

OUR FOCUS FOR 2025-26

STRATEGIC DEVELOPMENT

CONTINUING TO ACCUMULATE $TON
AIMING TO EXCEED 5% OF SUPPLY
WOULD MAKE US THE FIRST PUBLIC COMPANY TO ACHIEVE 5%

CONSIDER OWNING PROPRIETARY STAKING INFRASTRUCTURE

CONSIDER TOKENIZING OUR STOCK ON TON BLOCKCHAIN

CONSIDER SUPPORTING TON'S OPEN-SOURCE ECOSYSTEM

STAY TUNED

Korea Blockchain Week KBW

22-26 September 2025 - Seoul

Follow us on
Telegram (@tonstrat)
X @tonstrat

TOKEN2049

1-2 October 2025 - Singapore

Follow Manny on
Telegram (@manuelstotz)
X @manuelstotz